SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                    --------
                                 CURRENT REPORT




     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934





       Date of Report (Date of Earliest Event Reported) November 10, 2003



                         COMMISSION FILE NUMBER: 1-5555


                            WELLCO ENTERPRISES, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


    NORTH CAROLINA                                         56-0769274
------------------------                    ------------------------------------
(State of Incorporation)                   ( I.R.S. Employer Identification No.)





            150 Westwood Circle, P.O. Box 188, Waynesville, NC 28786
            --------------------------------------------------------
                     (Address of Principal Executive Office)


         Registrant's telephone number, including area code 828-456-3545
                                                            ------------







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ITEM 12. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

On November 10, 2003, Wellco Enterprises, Inc. issued a press release regarding its operating results for the three months ended September 27, 2003, the first quarter of fiscal year 2004. A copy of this press release is attached hereto as
Exhibit 99(a).


Exhibit Index

99(a) Press release, dated: November 10, 2003, issued by Wellco Enterprises,
Inc.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            WELLCO ENTERPRISES, INC.



 /s/ David Lutz
------------------------------------
 David Lutz
 President - Chief Executive Officer


Dated: November 10, 2003










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                                                                Exhibit 99(a)

              WELLCO ENTERPRISES, INC. ANNOUNCES OPERATING RESULTS
              ----------------------------------------------------
                 FOR THE FISCAL QUARTER ENDED SEPTEMBER 27, 2003
                 -----------------------------------------------

Waynesville, North Carolina, November 10, 2003--Wellco Enterprises, Inc. (AMEX-
WLC) today reported net income of $416,000 for the three months ended September 27, 2003 (current period), the first quarter of fiscal year 2004, equivalent to basic and diluted earnings per share of $.35 from revenues of $8,617,000. This compares with restated net income of $166,000, equivalent to basic earnings per share of $.14 (diluted $.13), from revenues of $5,258,000 in the three month period ended September 28, 2002 (prior period).

Prior period net income of $394,000 as previously reported has been reduced by a $228,000 write-off of goodwill, originally recorded in the fourth quarter of fiscal year 2003. Under the applicable accounting standard, this write-off was recorded in the fourth quarter of fiscal year 2003, and interim periods for fiscal year 2003 are restated to reflect the write-off in the first quarter of that year.

The revenue increase was primarily caused by an increase in boots shipped under contract to the U. S. Department of Defense (DOD). Since April 2003, the Company has substantially increased its rate of boot production under a surge option clause in one of the Company's DOD contracts. In order to do this, the Company has hired new employees and taken other action that has resulted in significant excess costs. The Company has identified $143,000 of these excess costs in the current period ($422,000 cumulative since the start of surge). The Company believes these excess costs are reimbursable by DOD but, because DOD has a different interpretation of the relevant contract clause, they are not recognized by the Company as an account receivable at this time.

Simultaneously with the surge option being invoked, the Company was awarded a contract to supply the U. S. Army's new Infantry Combat Boot (ICB). During the current period, the Company incurred significant costs to integrate this new boot into the Company's factories. During the current period, sales of the ICB boot were insignificant.

Except for historical information, this Release includes forward-looking statements that involve risks and uncertainties, including, but not limited to, the receipt of contracts from the U. S. government and others, and the performance thereunder, the ability to control costs under fixed price contracts, the cancellation of contracts, and other risks detailed from time to time in the Company's Securities and Exchange Commission filings, including Form 10-K for the year ended June 28, 2003. Those statements include, but may not be limited to, all statements regarding intent, beliefs, expectations, projections, forecasts, and plans of the Company and its management. Actual results may differ materially from management expectations. The Company assumes no obligations to update any forward-looking statements.

Contact:
Wellco Enterprises, Inc.
Waynesville, North Carolina
David Lutz, President and Chief Executive Officer
Phone: 828-456-3545, extension 102



                            WELLCO ENTERPRISES, INC.
                         CONSOLIDATED OPERATING RESULTS
                                   (UNAUDITED)
        (000's omitted except for per share amounts and number of shares)
--------------------------------------------------------------------------------
                                                      Fiscal Three Months Ended
--------------------------------------------------------------------------------
                                            September 27,         September 28,
                                                     2003                  2002
--------------------------------------------------------------------------------
Revenues                                           $8,617                $5,258
--------------------------------------------------------------------------------
Operating Income                                      513                   472
--------------------------------------------------------------------------------
Income Before Income Taxes                            488                   470
--------------------------------------------------------------------------------
Provision for Income Taxes                             72                    76
--------------------------------------------------------------------------------
Income Before Cumulative Effect of Change in
Accounting Principle                                  416                   394
--------------------------------------------------------------------------------
Cumulative Effect of Change in Accounting
Principle                                                                  (228)
--------------------------------------------------------------------------------
Net Income                                           $416                  $166
--------------------------------------------------------------------------------
Earnings Per Share:
--------------------------------------------------------------------------------
   Basic, Before Cumulative Effect                   $.35                  $.33
--------------------------------------------------------------------------------
   Cumulative Effect                                                       (.19)
--------------------------------------------------------------------------------
   Basic, After Cumulative Effect                    $.35                  $.14
--------------------------------------------------------------------------------
   Diluted, Before Cumulative Effect                 $.35                  $.32
--------------------------------------------------------------------------------
   Cumulative Effect                                                       (.19)
--------------------------------------------------------------------------------
   Diluted, After Cumulative Effect                  $.35                  $.13
--------------------------------------------------------------------------------
Weighted Average Number of Common Shares Outstanding:
--------------------------------------------------------------------------------
For Basic Earnings Per Share                    1,185,746             1,182,746
--------------------------------------------------------------------------------
For Diluted Earnings Per Share                  1,199,611             1,228,744
--------------------------------------------------------------------------------





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